SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

August 10, 2005

WORLD OMNI AUTO RECEIVABLES LLC

(Exact name of registrant and grantor of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2005–B

(Issuer with respect to the Securities)

Delaware	333-117810	52-2184798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

World Omni Auto Receivables LLC

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on Page 4

Item 8.01 Other Events

On August 10, 2005, the registrant made available to prospective investors a series term sheet setting forth a description of the initial pool of receivables and the proposed structure of $850,000,000 aggregate principal amount of Series 2005–B Auto Receivables Backed Notes, Class A–1, Class A–2, Class A–3 and Class A–4, of the World Omni Auto Receivables Trust 2005–B. The series term sheet is attached hereto as Exhibit 99.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99	Series Term Sheet dated August 10, 2005 with respect to the proposed issuance of the Series 2005–B Auto Receivables Backed Notes, Class A–1, Class A–2, Class A–3 and Class A–4, of World Omni Auto Receivables Trust 2005–B.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

/s/ Cheryl Scully
Dated: August 10, 2005	By:	Cheryl Scully
	Its:	Assistant Treasurer

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INDEX OF EXHIBITS

Exhibit No.	Exhibit
Exhibit 99	Series Term Sheet dated August 10, 2005 with respect to the proposed issuance of the Series 2005–B Auto Receivables Backed Notes, Class A–1, Class A–2, Class A–3 and Class A–4, of World Omni Auto Receivables Trust 2005–B.

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